1
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  November 2, 2018

National CineMedia, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33296	20-5665602
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

National CineMedia, LLC
(Exact name of registrant as specified in its charter)

Delaware	333-176056	20-2632505
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)
6300 S. Syracuse Way, Suite 300
Centennial, Colorado 80111
(Address of principal executive offices, including zip code)
(303) 792-3600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On November 2, 2018, Andrew J. England stepped down as Chief Executive Officer and as a member of the Board of Directors of National CineMedia, Inc. (the “Company”), effective immediately. Effective November 5, 2018, the Board appointed Clifford E. Marks, 56, the Company’s President, to serve as Interim Chief Executive Officer. Mr. Marks also continues to serve as President of the Company.
It is anticipated that Mr. Marks will serve as Interim Chief Executive Officer until the election by the Board of a permanent chief executive officer. Biographical and other information concerning Mr. Marks is included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2017, filed with the Securities and Exchange Commission on March 19, 2018. Mr. Marks will not serve on the Board of Directors during his tenure as Interim Chief Executive Officer.
The Company intends to treat Mr. England’s termination of employment as an “Involuntary Termination” under his employment agreement with the Company, as described in the Company’s 2018 definitive proxy statement under the caption “Potential Payments Upon Termination or Change in Control - Andrew J. England - Without Cause or For Good Reason or Expiration of Agreement.” Mr. England’s termination of employment is not the result of a violation of any company policy.
Item 7.01 Regulation FD Disclosure
On November 5, 2018, the Company issued a press release announcing the transitions disclosed under Item 5.02 above. A copy of the press release is furnished as Exhibit 99.1 hereto.
The information in this Item 7.01, including the press release, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by reference to such filing.
Item 9.01 Financial Statements and Exhibits
(d)    Exhibits

Exhibit No.	Description
99.1	Press release of National CineMedia, Inc. dated November 5, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Company and National CineMedia, LLC has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
NATIONAL CINEMEDIA, INC.

Dated: November 5, 2018	By:	/s/ Sarah Kinnick Hilty
Sarah Kinnick Hilty
Senior Vice President, General Counsel and Secretary

NATIONAL CINEMEDIA, LLC
By:  National CineMedia, Inc., its manager

Dated: November 5, 2018	By:	/s/ Sarah Kinnick Hilty
Sarah Kinnick Hilty
Senior Vice President, General Counsel and Secretary